UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2016

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana Street, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2016, the sole member of the general partner (the “General Partner”) of Enterprise Products Partners L.P. (the “Partnership”) elected Harry P. Weitzel as an additional member of the General Partner’s Board of Directors (the “Board”).

Mr. Weitzel (age 52) has served as the General Partner’s Senior Vice President, General Counsel and Secretary since April 2016.  He previously served as Senior Vice President, Deputy General Counsel and Secretary of the General Partner from January 2015 to April 2016.  Mr. Weitzel is responsible for all legal functions of the Partnership, including securities, litigation, employment, mergers and acquisitions, and commercial transactions.  Mr. Weitzel has extensive experience as a commercial litigator, having practiced over 24 years in Texas and California. He has successfully represented individual, corporate and governmental clients as plaintiffs and defendants in a wide variety of business-related matters.  Mr. Weitzel has tried cases in state and federal courts, as well as arbitrations under the AAA, JAMS and the ICC.  He has handled appeals in state and federal courts.  Prior to joining the Partnership, Mr. Weitzel was a commercial litigation partner with Pepper Hamilton LLP in Irvine, California.  He earned a Bachelor of Arts degree in Political Science from Texas Christian University and a JD from Harvard Law School.

On November 7, 2016, the Board established its Capital Projects Committee to review and approve certain expenditures by the General Partner, the Partnership and/or their respective consolidated subsidiaries in connection with proposed capital projects.  Concurrently with the establishment of the Capital Projects Committee, the Board elected the following directors as the initial committee members:  Richard H. Bachmann, Carin M. Barth, W. Randall Fowler, James T. Hackett, Richard S. Snell, A. James Teague, Harry P. Weitzel and Randa Duncan Williams.  Mr. Teague and Mr. Fowler were elected co-chairmen of the Capital Projects Committee.

On November 8, 2016, the Partnership issued a press release announcing the election of Mr. Weitzel to the Board.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                   Description

99.1 Press Release dated November 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products Holdings LLC, its General Partner

Date: November 8, 2016	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President – Accounting and Risk Control

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.                   Description

99.1 Press Release dated November 8, 2016.